Exhibit 10.2

PURCHASE AND SALE AGREEMENT

Church Field
Washington County, Colorado

THIS PURCHASE AND SALE AGREEMENT (this “Agreement”), dated effective as of October 1, 2009 at 7:00 a.m. Mountain Time (the “Effective Time”), is between RECOVERY ENERGY, INC., a Nevada corporation, (“Seller”), and DUANE M FREUND IRREVOCABLE TRUST 2, a Colorado Trust, (“Buyer”). Seller and Buyer shall be referred to herein, individually, as a “Party,” and collectively, as the “Parties.”

Recitals

A. Seller owns certain rights and interests in and to the Church Field (collectively, the “Assets”) described in Exhibit A hereto, located in Washington County, Colorado.

B. Seller desires to sell and assign to Buyer, and Buyer desires to purchase and acquire from Seller, the Assets in accordance with the terms and conditions hereof.

Agreement

IN CONSIDERATION OF ONE HUNDRED DOLLARS ($100.00), the mutual premises and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1. In consideration of the payment of the Purchase Price (described below), and in accordance with the terms and conditions of this Agreement, Buyer agrees to purchase and acquire from Seller, and Seller agrees to sell, assign, transfer and convey to Buyer, an undivided fifty percent (50%) of Seller’s right, title and interest in and to the following (collectively, the “Assets”):

(a) The leasehold estates created by the oil and gas leases (the “Leases) described in Exhibit A hereto, insofar as and only insofar as the Leases cover and relate to the land (the “Land”) described in Exhibit A hereto.

(b) The wells (the “Wells”) located upon the Land described in Exhibit A hereto.

(c) The production of oil, gas, natural gas liquids, condensate and other hydrocarbons produced from the Land covered by the Leases (the “Production”), or attributable or allocable thereto, or to lands pooled or unitized therewith, from and after the Effective Time.

(d) The equipment, personal property, facilities, pipelines, improvements, fixtures, buildings and structures located upon the Land, or used in connection with the Leases, the Land or the Wells for the production, gathering, treatment, compression, transportation, processing, sale or disposal of hydrocarbons or water produced from the Land, or attributable thereto (collectively, the “Equipment”), including, without limitation, all the wells, well-bores, casing, tubing, gauges, valves, rods, flow lines, gear boxes, pumps, tanks, separators, gathering system, compressors, pipelines, fixtures, pits, buildings and improvements described in Exhibit A-3 hereto.

(e) The surface rights incident or appurtenant to the Leases, the Land and the Wells, and all easements, rights-of-way, permits, licenses, servitudes, surface use agreements or other similar interests affecting the Land, the Leases and the Wells (collectively, the “Surface Rights”).

(f) The agreements, contracts, options, leases, licenses, permits and other documents (collectively, the “Material Contracts”) related to the ownership or operation of the Leases, the Land, the Wells, the Production, the Equipment and the Surface Rights including, without limitation, all operating, unit, pooling, exploration, farm-out, participation, operating, unit, pooling, communitization, gathering, water disposal, processing, transportation and product purchase agreements, and options, permits, orders and decisions of state and federal regulatory authorities.

(g) Copies of Seller’s files and records related to the Leases, the Land and the Wells (the “Records”) including, without limitation, all of the following: (i) land, lease, title, contracts, rights of way, surveys, maps, plats, correspondence and other documents; (ii) division of interest and accounting records; (iii) severance, production and property tax records; and (iv) well, operations, engineering, environmental and maintenance records.

2. The working interest assigned by Seller to Buyer shall be subject to a 20% royalty and overriding royalty (the “Royalty”) burden, so that after closing of the sale contemplated by this Agreement, Buyer shall own a fifty percent (50.00%) working interest and being an forty percent (40.00%) net revenue interest. If Seller owns less than 100% of the leasehold interest under the Leases, or in the event the Leases cover less than the full mineral estate in the lands covered by the Leases, then the interest assigned and the Royalty shall be reduced proportionately with respect to Seller’s interest in such Lease or the partial mineral interest covered by the Lease. Seller represents that it only owns interests from the stratigraphic equivalent of the base of the Niobrara formation to the stratigraphic equivalent of the total depth drilled in the Church No. 41-25 well, located in Section 25 of Township 3 South, Range 51 West, 6th P.M., Washington County, Colorado. No reduction shall occur as result of Seller not owning interests in zones outside such stratigraphic interval.

3. The purchase price for the Assets shall be Seven Hundred and Fifty Thousand Dollars ($750,000.00) (the “Purchase Price”), as adjusted hereunder. The payment of the Purchase Price shall be paid by Buyer to Seller at the Closing by bank wire to Seller’s account pursuant to the following wiring instructions: BBVA Compass; Phone: (866) 214-6822; Westminster CO, Routing No. xxxxxxxxx; Credit to the account of Recovery Energy, Inc, Account No. xxxxxxxxxx.

4. Ownership of Buyer’s interest in the Assets shall be transferred from Seller to Buyer at Closing, but effective as of the Effective Time. All costs and expenses attributable to the Assets incurred prior to the Effective Time shall be the responsibility and obligation of Seller, and Seller shall be entitled to all of the proceeds from the sale of production attributable to the Assets prior to the Effective Time. In addition, at the Closing, Buyer shall pay Seller for the value of all oil in the tanks and line fill at the Effective Time at the contract price which Seller is receiving from the purchaser of production from the Assets for the month in which the Closing occurs. All costs and expenses attributable to Buyer’s interest in the Assets and incurred at or after the Effective Time shall be the responsibility and obligation of Buyer, and Buyer shall be entitled to all proceeds from the sale of production attributable to Buyer’s interest in the Assets at or after the Effective Time. Buyer shall be responsible for and shall pay all of the operating expenses, direct charges and operator’s overhead attributable to Buyer’s interest in the Assets from and after the Effective Time.

5. Seller hereby represents and warrants to Buyer as follows:

(a) Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, and is authorized to do business in the State of Colorado.

(b) Seller has all requisite power and authority to carry on its business as presently conducted, to enter into this Agreement, and perform its obligations under this Agreement. The consummation of the transactions contemplated by this Agreement will not violate nor be in conflict with any provision of Seller’s articles of organization or organizational documents, or any agreement or instrument to which Seller is a party or is bound, or any judgment, decree, order, writ, injunction, statute, rule or regulation applicable to Seller. The execution, delivery and performance of this Agreement, and the transactions contemplated hereby, have been duly and validly authorized by all requisite action on the part of Seller.

(c) This Agreement has been duly executed and delivered on behalf of Seller, and, at the Closing, all documents and instruments required hereunder to be executed and delivered by Seller shall have been duly executed and delivered. This Agreement does, and such documents and instruments shall, constitute legal, valid and binding obligations of Seller enforceable in accordance with their terms.

(d) Seller hereby agrees to warrant and defend the title to the Assets against all liens, encumbrances and defects of title arising by, through, or under Seller, but not otherwise.

(e) To Seller’s knowledge, all rentals and royalties under the Leases have been timely and fully paid.

(f) To Seller’s knowledge, all ad valorem, property, production, severance, excise taxes and assessments attributable to the Leases, the Land and the Production have been timely and fully paid.

(g) Seller has not received notice of any breach, default or violation under any of the Leases or the Material Contracts. No claim, demand, filing, cause of action, administrative proceeding, lawsuit or other litigation has been served upon Seller or notice received by Seller or, to Seller’s knowledge, threatened with respect to any of the Assets.

(l)           To Seller’s knowledge, there are no consents required to be obtained for, and no preferential rights to purchase exercisable in connection with, the assignment of the Assets by Seller to Buyer hereunder.

(m)  To Seller’s knowledge, there are no outstanding authorities for expenditure or other commitments to make capital expenditures which are binding on the Assets, and which Seller reasonably anticipates will require expenditures in excess of Twenty-five Thousand Dollars ($25,000.00) per item.

(n)           To Seller’s knowledge, Seller’s interest in the Assets is not subject to any contract for the sale of the production attributable to periods after the Effective Time, other than contracts that may be terminated by thirty (30) days prior written notice. To Seller’s knowledge, Seller’s interest in the Assets is not subject to or burdened by any obligation under a sales, take-or-pay, gas balancing, marketing, hedging, forward sale or similar arrangement, to deliver the production attributable to such interest in the Assets without receiving payment at the time of or subsequent to delivery, or to deliver the Production in the future for which payment has already been received (e.g., a “forward” sale contract).

(h) Seller has not intentionally omitted any material information from the Records.

(i) Seller is not a “foreign person” within the meaning of Section 1445 of the Internal Revenue Code.

(j) There are no bankruptcy, reorganization or receivership proceedings pending, or, to Seller’s knowledge, threatened against Seller.

(k) Seller has not incurred any liability for brokers or finders fees relating to the transactions contemplated by this Agreement for which Buyer shall have any responsibility whatsoever.

6. Buyer hereby represents and warrants to Seller as follows:

(a) Buyer is a trust duly organized, validly existing and in good standing under the laws of the State of Colorado.

(b) Buyer has all requisite power and authority to carry on its business as presently conducted, to enter into this Agreement, and perform its obligations under this Agreement. The consummation of the transactions contemplated by this Agreement will not violate nor be in conflict with any provision of Buyer’s trust agreement or organizational documents, or any agreement or instrument to which Buyer is a party or is bound, or any judgment, decree, order, writ, injunction, statute, rule or regulation applicable to Buyer. The execution, delivery and performance of this Agreement, and the transactions contemplated hereby, have been duly and validly authorized by all requisite action on the part of Buyer.

(c) This Agreement has been duly executed and delivered on behalf of Buyer, and, at the Closing, all documents and instruments required hereunder to be executed and delivered by Buyer shall have been duly executed and delivered. This Agreement does, and such documents and instruments shall, constitute legal, valid and binding obligations of Buyer enforceable in accordance with their terms.

(d) Buyer is acquiring the Assets for Buyer’s own benefit and account, and not with the intent of resale or distribution such as would be subject to regulation by federal or state securities laws (collectively, the “Securities Laws”), and in the future, if Buyer should sell, transfer or otherwise dispose of the Assets or fractional undivided interests therein, Buyer will do so in compliance with all applicable Securities Laws.

(e) Buyer has such knowledge and experience in financial and business matters, and in oil and gas investments of the type contemplated by this Agreement, that Buyer is capable of evaluating the merits and risks of this Agreement and its investment in the Assets, and Buyer is not in need of the protection afforded investors by the Securities Laws. In addition, Buyer is an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended. Buyer recognizes that this investment is speculative and involves substantial risk, and that Seller has not made any guaranty upon which Buyer has relied concerning the possibility or probability of profit or loss as a result of Buyer’s acquisition of the Assets.

(f) By reason of Buyer’s experience and knowledge in the evaluation, acquisition and operation of similar properties, Buyer has evaluated the merits and risks of the proposed investment in the Assets, and has formed opinions based solely upon Seller’s experience and knowledge, and not upon any representations or warranties by Seller, other than as expressly set forth in this Agreement. Buyer has conducted or will conduct its own evaluation of the Assets and, except for the express representations set forth in this Agreement, Buyer is acquiring the Assets “AS IS, WHERE IS, WITH ALL FAULTS, AND WITHOUT RECOURSE.”

(g) Buyer is provided the opportunity to conduct an independent inspection of the Records, Assets and the public records including, without limitation, for the purpose of detecting the presence of any environmentally hazardous substances or contamination, including petroleum, and the presence and concentration of NORM, and Buyer shall satisfy itself as to the physical condition and environmental condition of the Assets, both surface and subsurface. Buyer acknowledges that, except as set forth in this Agreement, no representations have been made by Seller regarding physical or environmental conditions, past or present.

(h) Buyer has not incurred any liability, contingent or otherwise, for brokers’ or finders’ fees relating to the transactions contemplated by this Agreement for which Seller shall have any responsibility whatsoever.

7. The purchase and sale of the Assets pursuant to this Agreement (the “Closing”) shall occur at on or before November 6, 2009 at 5:00 p.m. Mountain Time, or such other date or time as Buyer and Seller may mutually agree in writing. At the Closing, the following shall occur:

(a) Seller shall execute, acknowledge and deliver to Buyer (in sufficient counterparts to facilitate recording) an assignment, conveyance and bill of sale (the “Assignment”) covering Buyer’s interest in the Assets, substantially in the form of Exhibit B hereto, with sufficient counterparts for filing in the appropriate governmental offices.

(b) Buyer shall pay to Seller the Purchase Price, in accordance with the terms and conditions hereof.

8. EXCEPT AS EXPRESSLY STATED IN THIS AGREEMENT AND THE ASSIGNMENT, THIS AGREEMENT IS MADE WITHOUT WARRANTY OF ANY KIND, EXPRESS, IMPLIED, STATUTORY, AT COMMON LAW OR OTHERWISE, AND THE PARTIES HEREBY EXPRESSLY DISCLAIM, WAIVE AND RELEASE ANY WARRANTY OF MERCHANTABILITY, CONDITION, SAFETY, OR FITNESS FOR A PARTICULAR PURPOSE, AND BUYER ACCEPTS THE ASSETS “AS IS, WHERE IS, WITH ALL FAULTS, AND WITHOUT RECOURSE.” SELLER DOES NOT IN ANY WAY REPRESENT OR WARRANT THE ACCURACY OR COMPLETENESS OF ANY INFORMATION, DATA OR OTHER MATERIALS (WRITTEN OR ORAL) FURNISHED TO BUYER BY OR ON BEHALF OF SELLER. BUYER HEREBY AGREES THAT IT HAS INSPECTED OR HAS BEEN GIVEN THE OPPORTUNITY TO INSPECT THE ASSETS, INCLUDING THE LEASES AND ASSOCIATED AGREEMENTS, WELLS, PERSONAL PROPERTY, AND EQUIPMENT ASSIGNED AND CONVEYED HEREIN. ANY COVENANTS OR WARRANTIES IMPLIED BY STATUTE OR LAW BY THE USE OF THE WORD “GRANT,” “TRANSFER,” OR “CONVEY” OR OTHER WORDS OF GRANT ARE HEREBY EXPRESSLY WAIVED, DISCLAIMED AND RELEASED BY THE PARTIES HERETO. THE PARTIES HEREBY ACKNOWLEDGE AND AGREE THAT, TO THE EXTENT REQUIRED BY APPLICABLE LAW, THE DISCLAIMERS CONTAINED IN THIS AGREEMENT ARE “CONSPICUOUS” FOR THE PURPOSES OF ALL APPLICABLE LAW.

9. All production, severance, excise and other taxes (other than income taxes) relating to production of oil, gas and condensate attributable to the Assets prior to the Effective Time shall be paid by Seller, and Buyer shall bear and pay all such taxes relating to Buyer’s interest in such production on or after the Effective Time. Buyer shall be responsible for any and all state and local taxes or fees imposed on the transfer of the Assets.

10. Seller and Buyer shall use their commercially reasonable efforts in good faith to obtain all of the consents or waivers of preferential rights that are required to be obtained with respect to the transfer of the Assets to Buyer.

11. The Leases and the Land shall be subject to and burdened by the terms and conditions of the A.A.P.L. Form 610-1989 Model Form Operating Agreement (the “Operating Agreement”). The Operating Agreement shall govern and control all operations conducted upon the Land. Pursuant to the terms of the Operating Agreement, Seller shall be designated as Operator, the non-consent penalty shall be equal to 300%, and the COPAS overhead rate for an operating well shall be equal to $500 per month per well. Under the terms of this Agreement, each Buyer shall be an owner of undivided interests in and to the Leases subject to the Operating Agreement, and each Buyer hereby shall be bound by the terms of the Operating Agreement. In the event of a conflict between the terms and condition of this Agreement and the Operating Agreement, the terms and conditions of this Agreement shall control and govern the point in conflict.

12. Buyer shall have the right, but not the obligation, to cause Seller to purchase and acquire the Assets from Buyer for $825,000.00 (the “Repurchase Price”) by written notice delivered to Seller on or before January 6, 2010 (the “Repurchase Deadline”). Seller shall have the right, but not the obligation, to cause Buyer to sell and assign the Assets to Seller for the Repurchase Price by written notice delivered to Buyer on or before the Repurchase Deadline. If Buyer does not elect to cause Seller to purchase, and Seller does not elect to cause Buyer to sell the Assets on or before the Repurchase Deadline, Buyer’s right to cause Seller to purchase, and Seller’s right to cause Buyer to Sell the Assets hereunder shall expire automatically. If Buyer elects to cause Seller to purchase, or Seller elects to cause Buyer to sell the Assets on or before the Repurchase Deadline, the closing of the purchase and sale of the Assets shall occur at the offices of Seller on or before January 11, 2010. At the closing: (a) Buyer shall execute, acknowledge and deliver to Seller (in sufficient counterparts to facilitate recording) an assignment, conveyance and bill of sale covering the Assets, with a special warranty of title from Buyer against liens, encumbrances and defects of title arising by, through or under Buyer, but not otherwise, substantially in the form of the Assignment, with sufficient counterparts for filing in the appropriate governmental offices; and (b) Seller shall pay to Buyer the Repurchase Price by wire transfer to Buyer’s account.

13. It is not the intention of the Parties to create a partnership, joint venture, mining partnership or association; and neither this Agreement nor the operations hereunder shall be construed as creating such a relationship. The liability of the Parties shall be several and separate, and not joint or collective, and each Party shall be responsible for its obligations only. Nothing contained herein shall be construed to constitute either Party to be the partner or agent of the other Party. Each Party hereby expressly waives, disclaims and releases any and all fiduciary duties between the Parties.

14. All notices authorized or required by the terms of this Agreement shall be deemed given upon the first to occur of actual receipt by the Party to be notified or three days after deposit in the mail, postage prepaid, return receipt requested, certified, Federal Express or other reputable overnight delivery service, addressed as set forth herein. Any party may, from time to time, change its address hereunder by written notice to the other Parties. The Parties’ respective addresses for notice are:

If to Seller: Recovery Energy, Inc. 1515 Wynkoop, Suite 200 Denver, Colorado 80202 Attention: Jeffrey Beunier, President Fax: (888) 887-4449 E-Mail: jbeunier@recoveryenergyco.com	With a copy to: Robert G. Lewis, Esq. Ducker Montgomery 1560 Broadway, Suite 1400 Denver, Colorado 80202 Fax: (303) 861-4017 E-Mail: rlewis@duckerlaw.com
If to Buyer: Duane M. Freund Irrevocable Trust 2
15. All exhibits attached to this Agreement are hereby incorporated by reference herein and made a part hereof for all purposes as if set forth in their entirety herein. This Agreement, including the exhibits attached hereto, constitutes the entire agreement between the Parties as to the subject matter of this Agreement and supersedes all prior agreements, understandings, negotiations and discussions of the Parties, whether oral or written. No supplement, amendment, alteration, modification or waiver of this Agreement shall be binding unless executed in writing by the Parties. All other drafts whether written or oral of this Agreement are rescinded and this Agreement supersedes any prior draft of this Agreement whether written or oral, including all previous letters or emails rescinding or cancelling the selling and buying of the Assets.

16. The rights of Seller and Buyer may be assigned and the provisions of this Agreement shall extend to their successors and assigns, provided, however, no assignment shall relieve successors or assigns of its obligations under this Agreement.  Any assignment hereunder shall be subject to all of the terms and conditions of this Agreement, and the assignee shall agree to assume, bear and perform the assignor’s duties and obligations hereunder.

17. This Agreement shall be governed and construed in accordance with the laws of the State of Colorado. In the event of any dispute arising out of or relating to this Agreement, the prevailing Party shall be entitled to recover from the other Party court costs and reasonable attorneys’ fees.

18. The Parties agree to execute, acknowledge and deliver such additional instruments, agreements or other documents, and take such other action as may be necessary or advisable to consummate the transactions contemplated by this Agreement. None of the terms and conditions of this Agreement shall be deemed to have merged with any assignments to be executed in connection herewith. The Parties acknowledge that they and their respective counsel have negotiated and drafted this Agreement jointly, and agree that the rule of construction that ambiguities are to be resolved against the drafting party shall not be employed in the interpretation or construction of this Agreement.

19. This Agreement may be executed in counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute for all purposes one agreement.  Facsimiles shall be effective as originals. Facsimiles and electronic copies of this Agreement shall be effective as originals.

IN WITNESS WHEREOF, Buyer and Seller have executed and delivered this Agreement on the dates below the signatures hereto, to be effective for all purposes as of the Effective Time.

SELLER: Recovery Energy, Inc. By: /s/ Jeffrey Beunier Jeffrey Beunier, President Date: December 6, 2009	BUYER: Duane M Freund Irrevocable Trust 2 By: /s/ Ali Freund Ali Freund, Trustee Date: December 6, 2009

EXHIBIT A
Attached to and made a part of that certain Purchase and Sale Agreement dated effective October 1, 2009
between Recovery Energy, Inc. and
Duane M Freund Irrevocable Trust 2

The Leases and the Land:

Lessor:                   Deane M. White
Lessee:                   R.D. Brew
Dated:                    July 26, 1972
Recorded:              Book 654, Page 419 in Washington County, Colorado
Description:          Insofar and Only Insofar as the Lease covers:
Township 3 south, Range 51 West
Section 25:  NE/4

Lessor:                   Mary Black Phillips
Lessee:                   R.D. Brew
Dated:                     July 26, 1972
Recorded:              Book 654, Page 421 in Washington County, Colorado
Description:          Insofar and Only Insofar as the Lease covers:
Township 3 south, Range 51 West
Section 25:  NE/4

Lessor:                   Waymon G. Peavy
Lessee:                   R.D. Brew
Dated:                     July 26, 1972
Recorded:              Book 654, Page 423 in Washington County, Colorado
Description:           Insofar and Only Insofar as the Lease covers:
Township 3 south, Range 51 West
Section 25:  NE/44

Lessor:                   Oliver H. Daniel
Lessee:                   R.D. Brew
Dated:                     July 26, 1972
Recorded:               Book 654, Page 425 in Washington County, Colorado
Description:           Insofar and Only Insofar as the Lease covers:
Township 3 south, Range 51 West
Section 25:  NE/4

Lessor:                   C-H-M Company
Lessee:                   R.D. Brew
Dated:                     July 27, 1972
Recorded:              Book 654, Page 429 in Washington County, Colorado
Description:          Insofar and Only Insofar as the Lease covers:
Township 3 south, Range 51 West
Section 25:  NE/4

Lessor:                   Chester Kincheloe
Lessee:                   R.D. Brew
Dated:                     July 27, 1972
Recorded:               Book 654, Page 431 in Washington County, Colorado
Description:           Insofar and Only Insofar as the Lease covers:
Township 3 south, Range 51 West
Section 25:  NE/4

Lessor:                   George N. Church
Lessee:                   R.D. Brew
Dated:                     June 23, 1972
Recorded:              Book 654, Page 433 in Washington County, Colorado
Description:           Insofar and Only Insofar as the Lease covers:
Township 3 south, Range 51 West
Section 25:  NE/4
Correction of Description
Recorded:              Book 790, Page 107 in Washington County, Colorado
Description:           Insofar and Only Insofar as the Lease covers:
Township 3 south, Range 51 West
Section 25:  NE/4

Lessor:                   Frank De Allen, Jr.
Lessee:                   R.D. Brew
Dated:                     July 7, 1972
Recorded:              Book 654, Page 435 in Washington County, Colorado
Description:           Insofar and Only Insofar as the Lease covers:
Township 3 south, Range 51 West
Section 25:  NE/44

Lessor:                   Jack H. Allen, Executor of the Estate of W.O. Allen, Deceased
Lessee:                   R.D. Brew
Dated:                    October 30, 1972
Recorded:              Book 656, Page 118 in Washington County, Colorado
Description:          Insofar and Only Insofar as the Lease covers:
Township 3 south, Range 51 West
Section 25:  NE/4

The Wells:

Well Name:           Church 41-25
Located:                NE/4NE/4 of Section 25, T3S-R51W, Washington County, CO
API:                        05-121-10858
Working Interest 100% - Net Revenue Interest 80%

Well Name:           Church 41A-25
Located:                NE/4NE/4 of Section 25, T3S-R51W, Washington County, CO
API:                        05-121-10865
Working Interest 100% - Net Revenue Interest 80%

Well Name:           Church 41B-25
Located:                NE/4NE/4 of Section 25, T3S-R51W, Washington County, CO
API:                        05-121-10985
Working Interest 100% - Net Revenue Interest 80%

The above three wells located on the Lands, including without limitation the rods, tubing, casing and pumping units currently on the Wells (all wells have Grenco drive gear boxes with P.C. pumps) and four 300-barrel production tanks and one 10’ by 27’ treater, one 8’ by 30’ horizontal tank, one 500-barrel bolted water tank, one 300-barrel water tank, one 300-barrel safety tank, one 500-barrel tank (not in use) and two permitted produced water pits located on the Lands.

EXHIBIT B
Attached to and made a part of that certain Purchase and Sale Agreement dated effective October 1, 2009
between Recovery Energy, Inc. and
Duane M Freund Irrevocable Trust 2

When Recorded Return To:
Recovery Energy, Inc.
1515 Wynkoop St., # 200
Denver, Colorado 80202
Attn: Jefffrey Beunier, President

ASSIGNMENT, CONVEYANCE AND BILL OF SALE

STATE OF COLORADO                §
              §           ss.
WASHINGTON COUNTY              §

THIS ASSIGNMENT, CONVEYANCE AND BILL OF SALE (this “Assignment”), dated effective as of October 1st, 2009 at 7:00 a.m. Mountain Time (the “Effective Time”), is from RECOVERY ENERGY, INC., a Nevada corporation (“Assignee”), 1515 Wynkoop Street, Suite 200, Denver, Colorado 80202, to DUANE M. FREUND IRREVOCABLE TRUST 2, a Colorado Trust (“Assignee”), 290 Albion Street, Denver, Colorado 80220. Assignor and Assignee are referred to herein, individually, as a “Party,” and, collectively, as the “Parties.”

FOR TEN DOLLARS ($10.00), and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor hereby sells, assigns, transfers and conveys unto Assignee an undivided fifty percent (50%) of Assignor’s right, title and interest in and to the following (collectively, the “Assets”):

(a) The leasehold estates created by the oil and gas leases (the “Leases) described in Exhibit A hereto, insofar as and only insofar as the Leases cover and relate to the land (the “Land”) described in Exhibit A hereto.

(b) The wells (the “Wells”) located upon the Land described in Exhibit A hereto.

(c) The production of oil, gas, natural gas liquids, condensate and other hydrocarbons produced from the Land covered by the Leases (the “Production”), or attributable or allocable thereto, or to lands pooled or unitized therewith, from and after the Effective Time.

(d) The equipment, personal property, facilities, pipelines, improvements, fixtures, buildings and structures located upon the Land, or used in connection with the Leases, the Land or the Wells for the production, gathering, treatment, compression, transportation, processing, sale or disposal of hydrocarbons or water produced from the Land, or attributable thereto (collectively, the “Equipment”), including, without limitation, all the wells, well-bores, casing, tubing, gauges, valves, rods, flow lines, gear boxes, pumps, tanks, separators, gathering system, compressors, pipelines, fixtures, pits, buildings and improvements described in Exhibit A-3 hereto.

(e) The surface rights incident or appurtenant to the Leases, the Land and the Wells, and all easements, rights-of-way, permits, licenses, servitudes, surface use agreements or other similar interests affecting the Land, the Leases and the Wells (collectively, the “Surface Rights”).

(f) The agreements, contracts, options, leases, licenses, permits and other documents (collectively, the “Material Contracts”) related to the ownership or operation of the Leases, the Land, the Wells, the Production, the Equipment and the Surface Rights including, without limitation, all operating, unit, pooling, exploration, farm-out, participation, operating, unit, pooling, communitization, gathering, water disposal, processing, transportation and product purchase agreements, and options, permits, orders and decisions of state and federal regulatory authorities.

(g) Copies of Assignor’s files and records related to the Leases, the Land and the Wells (the “Records”) including, without limitation, all of the following: (i) land, lease, title, contracts, rights of way, surveys, maps, plats, correspondence and other documents; (ii) division of interest and accounting records; (iii) severance, production and property tax records; and (iv) well, operations, engineering, environmental and maintenance records.

The working interest assigned by Assignor to Assignee hereunder shall be subject to a 20% royalty and overriding royalty (the “Royalty”) burden, so that Assignee shall own a fifty percent (50.00%) working interest and being a forty percent (40.00%) net revenue interest. If Assignor owns less than 100% of the leasehold interest under the Leases, or in the event the Leases cover less than the full mineral estate in the lands covered by the Leases, then the interest assigned and the Royalty shall be reduced proportionately with respect to Assignor’s interest in such Lease or the partial mineral interest covered by the Lease. Assignor represents that it only owns interests from the stratigraphic equivalent of the base of the Niobrara formation to the stratigraphic equivalent of the total depth drilled in the Church No. 41-25 well, located in Section 25 of Township 3 South, Range 51 West, 6th P.M., Washington County, Colorado. No reduction shall occur as result of Assignor not owning interests in zones outside such stratigraphic interval.

Assignor hereby agrees to warrant and defend the title to the Assets against all liens, encumbrances and defects of title arising by, through, or under Assignor, but not otherwise. EXCEPT AS EXPRESSLY STATED IN THIS ASSIGNMENT, THIS ASSIGNMENT IS MADE WITHOUT WARRANTY OF ANY KIND, EXPRESS, IMPLIED, STATUTORY, AT COMMON LAW OR OTHERWISE, AND THE PARTIES HEREBY EXPRESSLY DISCLAIM, WAIVE AND RELEASE ANY WARRANTY OF MERCHANTABILITY, CONDITION, SAFETY, OR FITNESS FOR A PARTICULAR PURPOSE, AND ASSIGNOR ACCEPTS THE ASSETS “AS IS, WHERE IS, WITH ALL FAULTS, AND WITHOUT RECOURSE.” ANY COVENANTS OR WARRANTIES IMPLIED BY STATUTE OR LAW BY THE USE OF THE WORD “GRANT,” “TRANSFER,” OR “CONVEY” OR OTHER WORDS OF GRANT ARE HEREBY EXPRESSLY WAIVED, DISCLAIMED AND RELEASED BY THE PARTIES HERETO. THE PARTIES HEREBY ACKNOWLEDGE AND AGREE THAT, TO THE EXTENT REQUIRED BY APPLICABLE LAW, THE DISCLAIMERS CONTAINED IN THIS ASSIGNMENT ARE “CONSPICUOUS” FOR THE PURPOSES OF ALL APPLICABLE LAW

TO HAVE AND TO HOLD the Assets, unto Assignee, and Assignee’s successors and assigns, forever.

All exhibits attached hereto are hereby incorporated herein and made a part hereof for all purposes, as if set forth in full herein. References in such exhibits to instruments on file in the public records are hereby incorporated by reference herein for all purposes. This Assignment shall be binding upon and inure to the benefit of the Parties, and their respective successors and assigns. The references in this Assignment or in the exhibits hereto to liens, encumbrances, agreements and other burdens shall not be deemed to recognize or create any rights in third parties. Assignor and Assignee hereby agree to take all action, and execute, acknowledge and deliver all such instruments as are necessary or advisable to effectuate the purposes of this Assignment.

This Assignment may be executed in one or more counterparts, and each counterpart hereof shall be an original instrument, but all such counterparts shall constitute but one assignment.

EXECUTED on the dates below the signatures hereto, to be effective for all purposes as of the Effective Time.

ASSIGNOR: Recovery Energy, Inc. By:_____________________________ Jeffrey Beunier, President Date: ________________	ASSIGNEE: Duane M Freund Irrevocable Trust 2 By: ______________________________ Ali Freund, Trustee Date: ____________

Acknowledgments

STATE OF COLORADO                          §
                                                      §           ss.
CITY AND COUNTY OF DENVER         §

The foregoing instrument was acknowledged before me this ___  day of November, 2009, by Jeffrey Beunier, President of Recovery Energy, Inc., a Nevada corporation, on behalf of said corporation.

My commission expires:
____________________
________________________________
Signature
(Notary Seal)                                                                         ________________________________
Name (Printed, Typed or Stamped)
Notary Public in and for
State of Colorado

STATE OF COLORADO                          §
                                                      §           ss.
CITY AND COUNTY OF DENVER         §

The foregoing instrument acknowledged before me this ___  day of November, 2009, by Ali Freund, Trustee of the Duane M Freund Irrevocable Trust 2, a Colorado trust, on behalf of said trust.

My commission expires:
____________________
________________________________
Signature
(Notary Seal)                                                                         ________________________________
Name (Printed, Typed or Stamped)
Notary Public in and for
State of Colorado